DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

27.               DISCONTINUED OPERATIONS

The Company voluntarily liquidated CSG Solar AG (“CSG”), a subsidiary of the Company dedicated to the research and development of specialized crystalline silicon thin film technology, during the year ended December 31,2011. The Company does not expect to receive any proceeds from the liquidation. On June 21, 2011, an administrator was assigned by the court to find possible solutions to save all or parts of CSG in the interest of the employees and the creditors. The Company was restricted from accessing CSG resources and has been treated as a creditor since then. The Company recorded the $14.1 million carrying value of the consolidated net assets in CSG as a loss from discontinued operations. CSG did not generate any revenue as it was a research and development center. Net losses of CSG were insignificant during the years ended December 31, 2009, 2010, and 2011.